UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-01976

                           Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                       New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert D. Goldfarb

Ruane, Cunniff & Goldfarb Inc.

9 West 57th Street

Suite 5000

                      New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 686-6884

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Report to Shareholders is attached herewith.

Sequoia
Fund, Inc.

ANNUAL
REPORT

December 31, 2014

Sequoia Fund, Inc.

Sequoia Fund, Inc.

Illustration of An Assumed Investment of $10,000

(Unaudited)

The table below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the “Fund”) shares were first offered to the public) to December 31, 2014. This period was one of widely fluctuating common stock prices. The results shown, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Period Ended	Total Value of Shares	Period Ended	Total Value of Shares
July 15, 1970	$10,000	Dec. 31, 1992	$343,863
May 31, 1971	11,934	Dec. 31, 1993	380,919
May 31, 1972	13,507	Dec. 31, 1994	393,633
May 31, 1973	11,242	Dec. 31, 1995	556,525
May 31, 1974	10,013	Dec. 31, 1996	677,506
May 31, 1975	13,325	Dec. 31, 1997	970,200
May 31, 1976	17,393	Dec. 31, 1998	1,312,197
May 31, 1977	22,826	Dec. 31, 1999	1,095,125
Dec. 31, 1977	28,057	Dec. 31, 2000	1,314,850
Dec. 31, 1978	34,771	Dec. 31, 2001	1,453,175
Dec. 31, 1979	38,961	Dec. 31, 2002	1,414,776
Dec. 31, 1980	43,894	Dec. 31, 2003	1,656,923
Dec. 31, 1981	53,329	Dec. 31, 2004	1,734,116
Dec. 31, 1982	69,920	Dec. 31, 2005	1,869,038
Dec. 31, 1983	89,015	Dec. 31, 2006	2,024,960
Dec. 31, 1984	105,481	Dec. 31, 2007	2,195,146
Dec. 31, 1985	134,975	Dec. 31, 2008	1,601,905
Dec. 31, 1986	153,027	Dec. 31, 2009	1,848,293
Dec. 31, 1987	164,361	Dec. 31, 2010	2,208,627
Dec. 31, 1988	182,516	Dec. 31, 2011	2,499,935
Dec. 31, 1989	233,453	Dec. 31, 2012	2,891,849
Dec. 31, 1990	224,586	Dec. 31, 2013	3,891,835
Dec. 31, 1991	314,426	Dec. 31, 2014	4,185,695

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund, Inc.

Annual Fund Operating Expenses

(Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.02%

Total Annual Fund Operating Expenses*	1.02%

*Does not reflect Ruane, Cunniff & Goldfarb Inc.’s (‘‘Ruane, Cunniff & Goldfarb’’) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect. The expense ratio presented is from the Prospectus dated May 1, 2014. For the year ended December 31, 2014, the Fund’s annual operating expenses and investment advisory fee, net of such reimbursement, were 1.00% and 0.97%, respectively.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund’s results for the quarter and year ended December 31, 2014 appear below with comparable results for the S&P 500 Index:

To December 31, 2014	Sequoia Fund	S&P 500 Index*
Fourth Quarter	7.28%	4.93%
1 Year	7.56%	13.69%
5 Years (Annualized)	17.76%	15.45%
10 Years (Annualized)	9.21%	7.67%

The numbers shown above represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Future performance may be lower or higher than the performance information shown.

*The S&P 500 Index is an unmanaged capitalization-weighted index of the common stocks of 500 major US corporations. The performance data quoted represents past performance and assumes reinvestment of distributions.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

The Fund outperformed the S&P 500 Index in the fourth quarter while underperforming the Index for the year. While we know a concentrated portfolio of stocks frequently will perform out of sync to the broader basket of stocks that constitute the Index, we nevertheless were disappointed with our performance in 2014.

We would attribute our underperformance to two factors, with a third issue that bears watching. First, the Fund held, on average, approximately 15% of its assets in cash during the year. This ranged between 20% cash at the start of the year and 12% in the fall. With cash generating negative returns, net of our fees, and the Index returning 13.7%, our cash position accounted for more than one-third of our 614 basis points of underperformance.

Second, our European holdings turned in mostly disappointing performance. About a decade ago we began trying to identify great businesses in Europe that source a growing percentage of their earnings from the emerging world. In 2004, many US businesses were still quite dependent on the domestic market while European companies tended to be more global, or so we felt. At the same time, we felt Europe shared similar standards of corporate governance with the U.S. We started 2014 with 7.1% of the Fund’s assets invested in UK-headquartered companies and 4.1% in two companies on the Continent, for a total of 11.2% invested overseas.

The UK Index, known as FTSE 100, rose 0.7% for the year, far below the S&P 500. On the Continent, our largest holding was Pirelli, the Italian maker of performance tires. Pirelli was down about 11% in dollars in March when we sold it, but had been a solid performer previously. We didn’t sell because of short-term price gyrations but because of concerns over corporate governance. The family that controls Pirelli had decided to sell a significant ownership stake to Rosneft, the Russian oil company that is aligned with President Vladimir Putin. We opted to exit immediately.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

If Pirelli was a disappointment, the performance of our UK holdings in 2014 was a horror show. Rolls-Royce, our largest UK position, seems willing to destroy shareholder value in the name of diversification. Rolls-Royce has a world class business making engines for wide body jets. These engines are often sold at breakeven prices, or even a loss, but come with long-term Total Care service contracts that are quite profitable. Rolls shares a duopoly with General Electric in wide body engines and the barriers to entry for any newcomer would be formidable. Not only is the business intensely regulated, but a new player selling jet engines without an installed base of profitable service contracts likely would lose billions of dollars to capture market share from GE and Rolls. Not surprisingly, Rolls earns more than a 20% return on invested capital in civil aviation and its installed base of service contracts and strong backlog suggest Rolls should grow profitably for years to come.

And yet Rolls’ board of directors decided that it wanted to diversify deeper into the marine engine and power generation businesses, competitive sectors that are being encroached by low cost Asian players. To pursue this strategy, the board appears to have pushed out a sitting CEO who had crafted the successful Total Care service contract selling model, and replaced him with John Rishton, a board member who, in our meetings with him, has shown minimal awareness of the returns on capital his acquisitions have generated.

Rolls’ stock declined more than 30% in sterling during the year as investors lost confidence in management. We held our shares in the belief that Rolls’ wounds are self-inflicted and reversible. The recent share price does not properly value the civil aviation business even if we ascribe little value to the marine and energy businesses. However, management and the board seem stubborn and entrenched, and it may take a tough-minded activist to force strategic change.

Yet another British company in our portfolio, IMI, chose to force a successful CEO into early retirement and replace him with a newcomer because the board of directors wished to change strategy and pursue more acquisitions. Never mind that the existing management had been enormously successful. IMI shares declined 14% during the year in sterling (adjusting for a return of capital during the year). In fairness, we believe the new CEO is quite capable. Other UK holdings like Croda, Hiscox and Qinetiq were flat or down for the year, with the roughly 5% decline in GBP/USD exchange rate a further headwind.

The British take pride in their system of independent board chairmen, but the chair is often a retired CEO from an outside industry rather than an owners’ representative who knows the business. These gray alpha males frequently seem determined to inflict their will on the management teams they oversee. The U.S. system, in which one person often controls both management and the board, can be problematic when the leader is mediocre. But in the UK system it sometimes feels like the boards can’t bear to let management lead. Perhaps that helps explain why the FTSE 100 has lagged the S&P 500 by wide margins over the past five-, ten- and thirty-year periods.

In case it’s not clear, we are disappointed with our track record in Europe. Unfortunately, we’re slow learners. We bought two new positions in Europe during the year, one of which already has been sold at a loss. The other, Richemont, ranks among the great luxury houses globally: we believe Cartier is the strongest jewelry brand in the world and is flanked by a stellar portfolio of Swiss watch brands. As the emerging world grows wealthier, we believe the newly affluent will seek ways to project status and enjoy their wealth, benefiting Richemont and our long-time holding Tiffany. The chairman of Richemont is also an owner whose family built the company over decades. We’re hopeful that will make a difference.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

A third issue we’ve been thinking about is the trend to passive investing. We are believers in the “fairly efficient market theory” and understand that it is difficult to outperform the S&P Index. But neither is it impossible, as reflected by the fact that a meaningful number of active investors beat the Index consistently over long time periods. But individual investors increasingly seem persuaded that it is so difficult to outperform that they are better off in low-cost Index funds.

The mutual fund ratings service Morningstar estimates that $98.4 billion exited actively-managed US equity mutual funds in 2014, while $166.6 billion flowed into passively-managed strategies such as Index funds. The market cap of the S&P 500 is about $19 trillion at this writing, so this movement may not have an observable impact on stock prices. Still, the net effect is stocks in the Index get bought and stocks outside the Index get sold without consideration of the merits of the decision. In turn, this means the Index will outperform the rest of the universe of US stocks.

We can’t say with any confidence that the trend to indexation hurt our returns in 2014. Our holdings Valeant, Idexx Labs and Sirona are not in the S&P 500 and each turned in outstanding share price performance. But the S&P 500, the largest and most important benchmark for most investors, rose 13.7% during the year, while the Russell 2000, a broader Index that includes smaller companies, rose 4.9%.

Vanguard says active managers control substantially more assets than passive managers, meaning the rotation to Index funds could continue for years. Indexation derives from a valid premise that active managers have created an efficiently priced market and, because they charge high fees, will underperform that market. Academic studies show passive strategies tend to outperform active managers in bull markets, perhaps for the simple reason that it works to be 100% invested in stocks when markets are rising. But studies also show passive strategies tend to underperform in bear markets, as it can hurt to be fully invested when stocks are dropping. If the trend to indexation continues, underperforming active managers will either slash their fees, disappear, or some of both.

One reason we think the trend could have legs is that markets continue to grow more efficient. Our colleague Greg Alexander likes to say “the Index is a lot better than it used to be.” U.S. corporate managements are generally competent and focused on creating shareholder value. There are not a lot of mutts left in the kennel, so to speak, so winning the dog show is harder. Over the past 10 years the Fund has outperformed the Index by about 150 basis points per year, or 9.2% vs. 7.7% annualized. This is well below our 45-year track record of 14.5% annualized vs. 11.0% for the Index. Yet it still ranks us in the upper tier of large US mutual funds over the past decade, per Morningstar.

We always aspire to improve, but the limitations imposed by our large size, the quality of the Index, the greater flow of information into the marketplace and the sheer number of smart people picking stocks for a living make it challenging to outperform. We haven’t helped ourselves with our foray into Europe.

A topic many shareholders and clients wanted to discuss with us in 2014 was Valeant. It is the largest holding in Sequoia by far. One could argue Valeant wasted much of the year on a quixotic effort to buy Allergan, maker of Botox. Allergan had no interest in being acquired and fought a vicious and savvy public relations campaign to portray Valeant as unworthy of marriage to such a prized catch. In the end, Allergan found a suitor more to its liking in Actavis, and Actavis agreed to pay a substantially higher price than Valeant had offered.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

In our opinion, much of what Allergan said was wrong but Valeant seemed unprepared for what it should have known would be an aggressive counterattack. The defenses available to the targets of hostile takeovers are considerable and Valeant has now lost three hostile bids for public companies since 2011. Meanwhile, Allergan’s stock price nearly doubled over the past year without so much as a thank you note sent to Valeant CEO J. Michael Pearson.

Some good came out of this defeat. As it fought for Allergan, Valeant stopped making other acquisitions and so stopped taking one-time charges for restructuring and integrating its serial acquisitions. This made its financial reports easier to follow, and more investors came to see Valeant has a fine business. Most of its product categories show strong organic growth, despite claims to the contrary by Allergan. Valeant throws off sizable cash flows. It has very few products vulnerable to patent expirations in coming years. Management has done an excellent job of picking its spots, both geographically and by product category, while avoiding dependence upon a single drug. It integrated the large Bausch & Lomb acquisition flawlessly. And it proved itself capable of launching a new prescription drug, Jublia, with a highly-successful direct-to-consumer ad campaign.

In short, Valeant lost the battle for Allergan but we believe it is winning the war to establish itself among the first rank of global pharmaceutical companies. The stock suffered for much of the year from Allergan’s broadsides, but performed better once the takeover battled ended. We think Valeant is poised for more growth, both organic and acquired. We think it is brilliantly managed by Mike Pearson and his team. And yes, we are comfortable with the size of our holding.

Over the past five years, stock prices have doubled. Sequoia has done a bit better than that. The forward PE for the Index is now 17x, while the consensus estimate for S&P earnings growth is about 3% as of this writing, and has been trending lower. The price-to-earnings ratio does not feel inflated relative to the minuscule returns on Treasuries, but it does feel high relative to earnings growth. US companies have benefited enormously over the past few years from low borrowing costs, inversions/shrinking tax rates, lack of wage inflation and overcapacity in China, which keeps production costs low for all manner of goods. Yet earnings are expected to grow in mid-single digits. What happens when some or all of these tailwinds dissipate? What if some or all of them turn into headwinds? We think investors should be prepared to earn modest returns from stocks over the decade ahead.

The Fund is closed to new investment and partially as a result we had a net outflow during 2014 of $539 million, or 6% of assets. We lagged the Index for most of the year, and we saw redemptions increase over the summer and fall. A lot of the outflows came from financial advisors who manage their businesses on the Schwab, E*Trade and Ameritrade platforms, and who bought into Sequoia fairly recently. Given the instability of this client base, we continue to prefer direct relationships with like-minded shareholders to shelf space in a financial supermarket.

At year-end, the 10 largest stocks in the Fund constituted 63.8% of our net assets and 73% of our investment in stocks. We are comfortable with this level of concentration but would note that in seven of the past 15 years, Sequoia’s return has been at least 10 percentage points different than the S&P 500 Index return. Five times we’ve outperformed by at least 10 percentage points and twice we’ve underperformed by at least that much.

As for the year ahead, we’re skeptical anyone can predict the short-term direction of the market, and certainly we have a proven inability to do so. We believe we best serve Sequoia shareholders by endeavoring to own a

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

concentrated portfolio of stocks that has been intensively researched and carefully purchased, in the belief that such a portfolio will generate higher returns over time with less risk than a diversified basket of stocks chosen with less care.

Beginning this year, we are making a change to our communications with shareholders. Henceforth we will send an annual report that includes a letter from the co-managers and a discussion of our larger holdings, and a semi-annual report that includes the transcript of our May investor day meeting. We will stop sending reports after the first and third quarters. Few mutual funds send out reports after all four quarters and regulators do not require it. We believe our investor day meeting transcript provides a level of disclosure well beyond that provided by most other funds. The first and third quarter reports, by comparison, had become a chore for us to prepare and not especially useful for investors.

We are pleased to report that Vinod Ahooja has rejoined the Sequoia board. Vinny previously served 12 years on the board before retiring two years ago. We’re delighted to once again enjoy the benefit of his wise counsel.

Finally, we suffered a loss in 2014 when our co-founder Richard T. Cunniff passed away in March at the age of 91. Rick fought courageously in World War II and was both a gentleman of the old school and a fine stock analyst. He loved this firm and was greatly admired by all who worked here. Bill Ruane often said that he wouldn’t have had the nerve to start his own firm had Rick not been beside him. We are proud to have known Rick.

Sincerely,

Robert D. Goldfarb	David M. Poppe
President	Executive Vice President

February 12, 2015

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 15, 2015 AT THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance

(Unaudited)

The total return for the Sequoia Fund was 7.6% in 2014. This compares with the 13.7% return of the S&P 500 Index. Our preference is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The table below shows the 12-month stock total return for all positions that constituted at least 3% of the Fund’s assets at the end of 2014.

Position	% of assets 12/31/14	Total return	% of assets 12/31/13
Valeant Pharmaceuticals	20.0%	21.9%	16.5%
Berkshire Hathaway	12.9%	27.0%	10.5%
TJX	8.3%	8.7%	8.1%
Fastenal	5.1%	2.2%	4.1%
O’Reilly Automotive	3.9%	49.7%	2.7%
Mastercard	3.2%	3.7%	3.1%
Idexx Labs	3.1%	39.4%	2.6%

The underperformance of the portfolio vs. the S&P 500 in 2014 was driven in large part by the performance of the Fund’s European equity holdings, as well as the minimal return on its cash and Treasury Bills. The seven holdings listed above constituted nearly 57% of the Fund’s assets under management on December 31, 2014. At year-end, the Fund was 87.0% invested in common stocks and 13.0% invested in cash and Treasury Bills.

Valeant made headlines in 2014 as a result of its proposal to acquire Allergan, announced in late April. We were supportive of the transaction and believe that the combination would have resulted in a stronger and more profitable specialty pharmaceutical company with powerful franchises in dermatology, ophthalmology, aesthetics and consumer products. Unfortunately, Allergan had no interest in combining with Valeant and opposed the transaction vigorously. When Actavis announced a merger agreement to acquire Allergan in mid-November for approximately $219 per share, Valeant chose to drop its acquisition proposal and move on. While we were disappointed that Valeant was not successful in its attempt to acquire Allergan, we felt the price ultimately paid for Allergan was high and were happy that Valeant remained financially disciplined, especially given that a significant portion of the deal would have been financed with equity.

Valeant generates substantial free cash flow and in 2014 it used those funds to reduce debt and make relatively small acquisitions. We estimate that in 2014 Valeant reduced its net debt from $16.8 billion to $14.6 billion and that the ratio of net debt to adjusted pro forma EBITA declined from above 4.5x to around 3.7x. In addition, the company spent another $1.3 billion on over 25 acquisitions. The two most significant deals completed during the year were Solta Medical for $293 million and PreCision Dermatology for $455 million.

Excluding the divestiture of the facial aesthetics business to Galderma, Valeant showed strong organic growth in 2014 with most business units likely increasing at a high single-digit or low double-digit rate for the year. Valeant’s growth was helped by a double-digit increase in sales from Bausch & Lomb, which Valeant acquired in the summer of 2013. Bausch & Lomb launched a number of new products in 2014 that helped drive growth. Overall, the acquisition is off to a strong start.

Prescription growth has also been very good to date, led by Jublia, a newly launched treatment for toenail fungus that has been backed by a successful direct-to-consumer television advertising campaign. Jublia has the potential to become one of Valeant’s largest drugs. The company has set a goal of realizing $300-400 million in sales for Jublia in 2015 as compared to $65 million in 2014.

Fourth quarter results have not been reported yet, but Valeant likely earned at least $8.30 of cash earnings per share in 2014, an increase of roughly 33% over

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

the prior year. The company has a number of drug launches scheduled for 2015, which should fuel double-digit organic sales growth. As we have mentioned in the past, we like Valeant’s approach to the pharmaceutical business and view the company as a value investor in health care products. We believe that it has pieced together a diversified and stable portfolio of products across areas such as dermatology, ophthalmology, branded generics, OTC drugs and medical devices like contact lenses.

Berkshire shares generated a gain of 27% last year. Although full year 2014 results are not yet available, we expect Berkshire to report a solid increase in earnings - though not as strong as the last two years when earnings growth exceeded 20% annually. In 2014 Berkshire benefited from strength in its insurance operations (including the near absence of large catastrophe losses), acquisitions announced or completed the previous year, and a modest rebound by some of its economically sensitive divisions. Book value growth during the year was aided by continued gains from the derivatives book— formerly an object of some derision— as well as by an obscure strategy to dispose of three stock positions without paying capital gain tax.

Less positively, Berkshire’s largest single business unit, the BNSF railroad, experienced serious service problems that, in our view, were partly self-inflicted. Several of the company’s larger equity holdings, including IBM, Tesco, Coca-Cola, Exxon, Bank of America and Sanofi, reported disappointing 2014 results.

Although high valuations for almost all asset classes made it difficult for Berkshire to make sensible acquisitions or investments in 2014, Berkshire managed to announce a few small-to-midsized purchases including a Canadian electricity transmission business, the Duracell battery operation, (acquired in exchange for P & G shares), the Van Tuyl car dealer group, a drilling fluid company sold by Weatherford, and $3 billion worth of preferred stock and warrants in Burger King. Cumulatively, the benefit from these acquisitions will be enjoyed in 2015, while a return to form for the railroad could also propel Berkshire towards better core earnings gains.

TJX continues to report good results under the leadership of CEO Carol Meyrowitz, but 2014 was a bit below the company’s lofty standard. While full year results had not been announced as of this writing, we expect TJX generated revenue growth of about 4% and EPS growth of about 10% for the year. As TJX generates roughly one-quarter of its sales outside the US, a strong dollar may have depressed holiday sales and earnings, and may reduce expectations for 2015.

Though TJX is ostensibly a buyer of last resort for apparel vendors, in fact we believe it has become the largest customer for many brands across apparel, home décor, footwear and accessories. Its scale gives it great buying leverage, but the company is also viewed as a trusted partner. We think management is doing a nice job expanding into new categories including jewelry, outdoor and pet, that should provide avenues of future growth. We also believe TJX is making steady progress on an E-Commerce offering that will be differentiated both from Amazon and from its own retail stores. However, the decline of US shopping centers may mean TJX has less room to open new stores than we once believed, and makes critical the successful expansion of the E-Commerce and European businesses.

Long-term, we believe TJX can open more stores, although the opportunity may be greater in Europe than North America. We think sales can grow at mid-single digit rates, margins can move up modestly, and thanks to a consistent stock repurchase program EPS can grow at low double-digit rates.

After a difficult 2013, Fastenal largely returned to form in 2014. Fastenal’s performance in the 2012-2013 period was characterized by tight cost controls, high operating margins, and declining revenue growth. The middle of 2013 marked a temporary plateau in the

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

number of salesmen employed in Fastenal’s branch network. This pause in investment prevented Fastenal from growing revenue at its characteristic double digit rate. Fastenal’s leadership responded with typical aggression, expanding the number of district managers from 220 to 270 and investing heavily in the sales force over the ensuing twelve months. As a consequence, sales growth doubled from 6% in 2013 to 12% in 2014. The company grew earnings by 10% in 2014 and hopes to improve on this result in 2015 as it continues to reap the benefits of its investment in human capital. In the final quarter of the year, earnings improved by 19%.

The past year also marked the passing of the baton from Will Oberton to Leland Hein, in a well telegraphed and orderly leadership transition. Lee joined Fastenal in 1985, and like many of Fastenal’s senior managers he proved his mettle by starting at the bottom of the sales organization and working his way up. We have spent many hours with Lee during our 14 years as Fastenal shareholders and believe he is an excellent choice to succeed Mr. Oberton, who will continue with Fastenal as non-executive Chairman of the Board.

O’Reilly had another strong year. Sales grew 9% for the year, driven by an industry-leading 6% growth in comparable store sales. Operating income grew by 15% and, after share repurchase, O’Reilly earned $7.34 per share, up 22% from 2013. O’Reilly’s significant cash flow generation allowed the company to repurchase 5.7 million shares for $866 million during the year even after adding 200 net new stores. We have always liked O’Reilly for its industry-leading distribution network, which allows for superior inventory availability and prompt delivery times to commercial garages. Over the past year O’Reilly has added to that network with new distribution centers in Chicago, Illinois; Boston, Massachusetts and Lakeland, Florida to strengthen its market position in those regions. The Boston and Lakeland DCs will be particularly interesting to follow in 2015, as O’Reilly has a relatively small presence in the Northeast and Florida with aggressive expansion plans.

Mastercard had an excellent year in 2014, with earnings per share up 21% and underlying business trends strong across the board. The intermediate-term future may be slightly less bright for the business. Dollar strength will probably restrain revenue growth by several percentage points this year, and dilutive recent acquisitions will add a slight additional drag. More generally, we worry that what feels like a weakening global economy may weigh on cross-border transaction trends that have been astonishingly strong of late. We also will be closely watching the widely anticipated rollout of MCX, a new merchant-funded competitor that aims to take share from Mastercard and Visa in the domestic debit market. MCX has some major hurdles to overcome, and the Visa-Mastercard duopoly has proven durable over time, but there is also reason to believe that this new entrant may succeed where others have failed. Even if it does, we suspect the impact on Mastercard’s growth rate will be manageable. Currency headwinds will not last forever, and Mastercard remains a deeply advantaged business with phenomenal economics and years of expansion ahead of it as electronic payment transactions continue to grow at the expense of cash and checks.

In 2014, Idexx took the bold but correct decision to terminate its distributors after determining it could grow faster by selling direct. The benefits of this shift led to a strong year with sales up 8%. Excluding exceptional charges from the shift to hiring a direct sales force, earnings per share grew 15%. As for the stock, it easily outperformed the market. The company expects another good year in 2015 with organic revenue growth of about 14% and EPS growth of more than 20% as the margin benefits of selling directly begin to flow through. Idexx also continued to distance itself from competition last year with the introduction of promising diagnostics tests. Confident about the prospects in veterinary diagnostics – growth that Idexx itself is driving through innovation - it intends to continue using free cash flow for share repurchase.

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

Shares in Precision Castparts underperformed in 2014 as growth slowed and then took another leg down in January following weak reported results for the quarter ended in December. Precision attributed the weakness to a few specific short-term actions by aerospace customers and said commercial aircraft production rates should drive steady demand for airframe and engine components. Over the past 12 months, sales grew 7% and EPS advanced 13%. Precision should experience top-line growth of about 5% again this year - roughly in line with the growth of commercial aircraft builds. Sales of forged products to the oil & gas industry will be weak but oil & gas accounts for a small percentage of the company’s sales and earnings. Precision has historically been an aggressive acquirer but it made no purchases in 2014 and instead bought back stock as attractively priced M&A opportunities proved elusive. Mindful of shareholder value, management says it will remain patient until the right deal comes along.

Our worst performing large holding in 2014 was Rolls-Royce. We have been disappointed in some of its strategic decisions, particularly regarding its intentions to diversify away from its core aerospace business. During the year, the stock price suffered as it expressed interest in buying the Finnish medium-speed engine manufacturer Wartsila even as its Tognum diesel engine business sputtered to a weak performance. The company’s expected results in 2014 (it reports in mid-February) further support our feeling that Rolls-Royce needs to focus on its aerospace businesses. The company is guiding for its civil aerospace profits to grow 15%-20% in 2014 versus a double-digit decline in the non-aerospace businesses. Unfortunately, this is not an anomaly. Rolls-Royce’s aerospace businesses grew profits at a 21%+ annual rate from 2010 to 2013 versus a high single digit decline in the non-aerospace businesses over the same period. In years past, the non-aerospace businesses had a smaller dilutive impact on Rolls-Royce’s results. But with the non-aerospace businesses now larger thanks to the acquisition of Tognum, Rolls-Royce’s overall figures are seeing a meaningful negative impact. We expect Rolls will report an overall revenue decline of 3% for 2014, with profit growth of perhaps 1%. The company’s slowing growth and management’s poor communications with the market on a variety of issues throughout the year led to a negative total return of more than 34% in U.S. dollars. This is a company sorely in need of new strategic direction.

The Fund made several new investments in 2014, including Richemont, Cabela’s and Constellation Software.

Richemont ranks among the world’s best luxury houses. Its Cartier jewelry brand arguably has no peer and drives a majority of the company’s profit. There is also a remarkable stable of Swiss watch brands that compete mostly at the very high-end of the business. Richemont was a pioneer in Asia and today derives more than 40% of sales there. Recently, sales of luxury watches in Greater China have slowed, but we believe Richemont’s future is bright. Branded jewelry continues to take market share globally from unbranded jewelry, and Cartier and our holding Tiffany are the two strongest brands in most of the world, in our opinion.

Cabela’s sells hunting and fishing goods both directly and through a growing chain of 60 retail stores. The outdoor industry is highly fragmented with independent operators controlling 60% of the business. Cabela’s has strong name recognition and a rabid following, allowing it to aggressively open new stores and take share from the independents. Another competitive advantage is its in-house bank, which helps drive same-store sales through its generous rewards program. Cabela’s is now suffering from a significant decline in gun sales following a surge in sales that followed the Newtown tragedy. But gun sales appear to be stabilizing, which should put Cabela’s back on a growth course.

Constellation Software specializes in acquiring and running vertical market software companies. These software companies help their customers do everything

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

from taxi dispatch to utility billing. The common thread is that they are essential to their customers’ operations. Constellation has mastered the art of purchasing these assets at attractive prices and then improving their operations to increase cash flow. By doing this, the company has managed to realize exceptional returns over time and we believe there’s more to come.

During 2014 the Fund sold its investments in Advance Auto Parts, Pirelli and Ritchie Bros. and trimmed its investments in Qinetiq, Rolls Royce and TJX.

*  *  *  *  *

Sequoia Fund, Inc.

Growth of $10,000 Investment in the Fund

(Unaudited)

Sequoia Fund’s results as of December 31, 2014 appear below with comparable results for the S&P 500 Index:

To December 31, 2014	Sequoia Fund	S&P 500 Index*
1 Year	7.56%	13.69%
5 Years (Annualized)	17.76%	15.45%
10 Years (Annualized)	9.21%	7.67%

The performance shown above represents past performance, assumes reinvestment of distributions, and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations.

Sequoia Fund, Inc.

Sector Breakdown

(Unaudited)

As of December 31, 2014	% of net assets

Healthcare	21.4%

U.S. Government Obligations	19.3%

Diversified Companies	12.9%

Retailing	10.5%

Aerospace/Defense	5.3%

Industrial & Construction Supplies	5.1%

Auto Parts	3.9%

Information Processing	3.2%

Veterinary Diagnostics	3.2%

Flooring Products	2.2%

Internet Software Services	2.1%

Dental Equipment	1.4%

Transportation Services	1.3%

Precision Instruments	1.2%

Industrial Gases	1.1%

Biotechnology	1.1%

Investment Banking & Brokerage	1.0%

Other	3.8%

100.0%

Sequoia Fund, Inc.

Fees And Expenses of The Fund

(Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Actual	$1,000	$1,066.00	$5.21
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sequoia Fund, Inc.

Schedule of Investments

December 31, 2014

Common Stocks (86.9%)

Shares		Value (Note 1)
	Advertising (0.9%)
929,021	Omnicom Group Inc.	$71,971,257

	Aerospace/Defense (5.3%)
942,616	Precision Castparts Corp.	227,057,342
13,028,708	Qinetiq Group plc (United Kingdom)	38,156,082
12,089,546	Rolls-Royce Holdings plc (United Kingdom)	163,932,435

		429,145,859

	Apparel, Accessories & Luxury Goods (1.0%)
872,753	Compagnie Financiere Richemont SA (Switzerland)	77,952,591

	Application Software (0.9%)
257,100	Constellation Software, Inc. (Canada)	76,443,987

	Auto Parts (3.9%)
1,650,465	O’Reilly Automotive, Inc. (a)	317,912,568

	Biotechnology (1.1%)
2,065,604	Novozymes A/S - B Shares (Denmark)	87,196,081

	Construction & Engineering (0.8%)
1,455,996	Jacobs Engineering Group Inc. (a)	65,068,461

	Crude Oil & Gas Production (0.1%)
178,601	Canadian Natural Resources Limited (Canada)	5,515,199

	Dental Equipment (1.4%)
1,250,644	Sirona Dental Systems, Inc. (a)	109,268,766

	Diversified Companies (12.9%)
2,938	Berkshire Hathaway, Inc.-Class A (a)	663,988,000
2,504,304	Berkshire Hathaway, Inc.-Class B (a)	376,021,246

		1,040,009,246

	Diversified Manufacturing (0.8%)
761,792	Danaher Corporation	65,293,192

	Electrical & Mechanical Systems (0.4%)
771,799	EMCOR Group, Inc.	34,337,337

	Electronic Manufacturing Services (0.4%)
1,270,244	Trimble Navigation Limited (a)	33,712,276

	Flooring Products (2.2%)
1,140,877	Mohawk Industries, Inc. (a)	177,246,651

	Freight Transportation (0.0%)
62,653	Expeditors International, Inc.	2,794,950

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2014

Shares		Value (Note 1)
	Healthcare (21.4%)
527,122	Perrigo Company plc (Ireland)	$88,113,713
11,281,224	Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,614,455,967
430,615	West Pharmaceutical Services, Inc.	22,925,943
19,932	Zoetis, Inc.	857,674

		1,726,353,297

	Industrial & Construction Supplies (5.1%)
8,712,162	Fastenal Company	414,350,425

	Industrial Gases (1.1%)
685,180	Praxair, Inc.	88,771,921

	Industrial Machinery (0.9%)
3,500,367	IMI plc (United Kingdom)	68,905,292

	Information Processing (3.2%)
2,974,345	MasterCard, Inc.-Class A	256,269,565

	Insurance Brokers (0.5%)
1,119,143	Brown & Brown, Inc.	36,830,996

	Internet Software & Services (2.1%)
161,452	Google, Inc.-Class A (a)	85,676,118
161,452	Google, Inc.-Class C (a)	84,988,333

		170,664,451

	Investment Banking & Brokerage (1.0%)
432,800	The Goldman Sachs Group, Incorporated	83,889,624

	IT Consulting & Other Services (0.9%)
464,967	International Business Machines Corp.	74,599,305

	Precision Instruments (1.2%)
837,443	Waters Corp. (a)	94,396,575

	Property and Casualty Insurance (0.7%)
31,041	Admiral Group plc (United Kingdom)	639,592
4,915,535	Hiscox Ltd. (Bermuda)	55,200,171
20,894	Verisk Analytics, Inc.-Class A (a)	1,338,261

		57,178,024

	Retailing (10.5%)
39,465	Costco Wholesale Corp.	5,594,164
848,687	Tiffany & Co.	90,690,693
9,807,086	TJX Companies, Inc.	672,569,958
890,120	Wal-Mart Stores, Inc.	76,443,506

		845,298,321

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2014

Shares		Value (Note 1)
	Specialty Chemicals (0.8%)
1,527,051	Croda International plc (United Kingdom)	$63,357,384

	Specialty Retailers (0.8%)
1,285,581	Cabela’s, Inc. (a)	67,762,974

	Transportation Services (1.3%)
2,237,617	World Fuel Services Corp	105,011,366

	Veterinary Diagnostics (3.2%)
1,713,799	Idexx Laboratories, Inc. (a)	254,104,978

	Miscellaneous Securities (0.1%)(b)	11,122,013

	Total Common Stocks (Cost $2,335,930,482)	7,012,734,932

Principal Amount
Corporate Bond (0.1%)
	Miscellaneous Securities (b)	3,091,216

	Total Corporate Bond (Cost $3,032,693)	3,091,216

U.S. Treasury Obligations (19.3%)
$1,557,000,000	U.S. Treasury Bills, 0.015% - 0.040% due 1/2/2015 through 1/29/2015	1,556,994,617

	Total U.S. Government Obligations (Cost $1,556,994,617)	1,556,994,617

	Total Investments (106.3%) (Cost $3,895,957,792) (c)	8,572,820,765

	Liabilities, Net of Other Assets (6.3)%	(504,790,050)

	Net Assets (100.0%)	$8,068,030,715

(a)	Non-income producing security.

(b)	“Miscellaneous Securities” include holdings that are not restricted, have been held for not more than one year prior to December 31, 2014, and have not previously been publicly disclosed.

(c)	The cost for federal income tax purposes is identical.

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended December 31, 2014, there were no transfers into and out of Level 1 and 2 measurements in the fair value hierarchy. There were no level 3 securities held in the Fund during the year ended December 31, 2014.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Common Stocks	Corporate Bond	U.S. Government Obligations	Total
Level 1 - Quoted Prices	$7,012,734,932	$—	$—	$7,012,734,932
Level 2 - Other Significant Observable Inputs	—	3,091,216	1,556,994,617	1,560,085,833

Total	$7,012,734,932	$3,091,216	$1,556,994,617	$8,572,820,765

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments in securities, at value (cost $3,895,957,792) (Note 1)	$8,572,820,765
Cash on deposit	9,923,880
Receivable for investments sold	16,849,166
Receivable for capital stock sold	1,060,491
Dividends and interest receivable	1,675,734

Total assets	8,602,330,036

Liabilities
Payable for investments purchased	524,996,063
Payable for capital stock repurchased	2,498,858
Accrued investment advisory fee	6,556,699
Accrued other expenses	247,701

Total liabilities	534,299,321

Net Assets	$8,068,030,715

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 34,331,726 shares outstanding	$3,305,355,129
Accumulated net realized gains on investments (Note 4)	85,845,138
Unrealized appreciation on investments and foreign currency transactions	4,676,830,448

Net Assets	$8,068,030,715

Net asset value per share	$235.00

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Income
Dividends, net of $291,080 foreign tax withheld	$58,706,238
Interest	244,422

Total investment income	58,950,660

Expenses
Investment advisory fee (Note 2)	79,857,902
Transfer agent fees	929,480
Independent Directors fees and expenses	328,799
Professional fees	254,783
Custodian fees.	125,000
Other	382,996

Total expenses	81,878,960
Less expenses reimbursed by Investment Adviser (Note 2)	1,870,975

Net expenses	80,007,985

Net investment loss	(21,057,325)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	280,283,086
Foreign currency transactions	(118,995)

Net realized gain on investments and foreign currency transactions	280,164,091
Net increase in unrealized appreciation on investments and foreign currency translations .	309,150,144

Net realized and unrealized gain on investments and foreign currency transactions and translations	589,314,235

Net increase in net assets from operations	$568,256,910

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31,
	2014	2013
Increase (Decrease) in Net Assets
From operations
Net investment loss	$(21,057,325)	$(25,955,496)
Net realized gain on investments and foreign currency transactions	280,164,091	230,849,682
Net increase in unrealized appreciation on investments and foreign currency translations	309,150,144	1,844,931,680

Net increase in net assets from operations	568,256,910	2,049,825,866

Distributions to shareholders from Net realized gains	(160,411,851)	(120,895,246)

Capital share transactions
Shares sold	407,033,294	611,624,071
Shares issued to shareholders on reinvestment of net realized gain distributions.	142,551,694	107,075,851
Shares repurchased	(928,561,658)	(445,091,824)

Net increase (decrease) from capital share transactions	(378,976,670)	273,608,098

Total increase in net assets	28,868,389	2,202,538,718
Net Assets
Beginning of period	8,039,162,326	5,836,623,608

End of period (including undistributed net investment income of $0 and $0, respectively)	$8,068,030,715	$8,039,162,326

Share transactions
Shares sold	1,811,779	3,153,816
Shares issued to shareholders on reinvestment of net realized gain distributions	632,137	506,868
Shares repurchased	(4,175,480)	(2,275,012)

Net increase (decrease) from capital share transactions	(1,731,564)	1,385,672

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$222.92	$168.31	$145.50	$129.29	$109.90

Income from investment operations
Net investment (loss)	(0.61)	(0.72)	(0.41)	(0.42)	(0.00	)(a)
Net realized and unrealized gains on investments	17.23	58.73	23.22	17.45	21.35

Net increase in net asset value from operations	16.62	58.01	22.81	17.03	21.35

Less distributions
Distributions from net realized gains	(4.54)	(3.40)	—	(0.82)	(1.65)
Return of capital	—	—	—	—	(0.31)

Total distributions	(4.54)	(3.40)	—	(0.82)	(1.96)

Net asset value, end of period	$235.00	$222.92	$168.31	$145.50	$129.29

Total Return	7.56%	34.58%	15.68%	13.19%	19.50%

Ratios/Supplementary data
Net assets, end of period (in millions)	$8,068.0	$8,039.2	$5,836.6	$4,914.0	$3,487.7
Ratio of expenses to average net assets
Before expense reimbursement	1.03%	1.02%	1.03%	1.03%	1.04%
After expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment (loss) to average net assets	(0.26)%	(0.37)%	(0.26)%	(0.34)%	(0.00	)%(b)
Portfolio turnover rate	8%	2%	5%	3%	23%

(a) Represents less than ($0.005) per share.

(b) Represents less than (0.005)%.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Notes to Financial Statements

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at market value or at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean between the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the Official Closing Price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B.

Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

C.

Federal income taxes: The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E.	General: Dividends and distributions are recorded by the Fund on the ex-dividend date.

F.

Indemnification: The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

Note 2— Investment Advisory Contract and Payments to Interested Persons

Ruane, Cunniff & Goldfarb Inc. (the ‘‘Investment Adviser’’) provides the Fund with investment advice and administrative services.

Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund’s average daily net asset value. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2014 and the Investment Adviser reimbursed the Fund $1,870,975. Such reimbursement is not subject to recoupment by the Investment Adviser.

For the year ended December 31, 2014, advisory fees of $79,857,902 were earned by the Investment Adviser and brokerage commissions of $226,976, and foreign security transaction fees of $131,342 were earned by Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor and a wholly-owned subsidiary of the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser and the Fund’s distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund’s capital shares for the year ended December 31, 2014. There were no other amounts accrued or paid to interested persons, including officers and directors.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

Note 3— Portfolio Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2014 were $526,718,632 and $669,597,415, respectively. Included in proceeds of sales is $153,966,931 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $125,675,610.

At December 31, 2014 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $4,711,331,469 and $34,468,496, respectively.

Note 4— Federal Income Transactions

Distributions to shareholders are determined in accordance with Federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. For the year ended December 31, 2014 permanent differences primarily due to realized gains on redemptions in-kind not recognized for tax purposes, net operating loss and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $125,556,615 with a corresponding increase in capital of $104,499,290, and a decrease to accumulated net investment loss of $21,057,325. These reclassifications had no effect on net assets.

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from
Long-term capital gains	$160,411,851	$120,895,246

As of December 31, 2014 and 2013 the components of distributable earnings on a tax basis were as follows:

	2014	2013
Undistributed long-term gains	$85,845,138	$91,649,513
Unrealized appreciation	4,676,830,448	4,367,680,304

	$4,762,675,586	$4,459,329,817

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

Note 5— Subsequent Events

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the ‘‘Fund’’), including the schedule of investments, as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 19, 2015

Sequoia Fund, Inc.

Approval of Advisory Agreement

(Unaudited)

At a meeting held on December 8, 2014, the Board of Directors of Sequoia Fund, Inc. (the “Fund”), including a majority of the independent Directors, evaluated and approved the renewal of the advisory contract (the “Advisory Agreement”) between the Fund and Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”). In approving the renewal of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement.

Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided by the Investment Adviser to the Fund under the Advisory Agreement. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Investment Adviser’s existing and planned staffing levels and changes to the staffing levels that had occurred since the last contract renewal. The Directors also considered the Investment Adviser’s research capability and the number of individuals devoted to investment research and portfolio management. They considered the overall reputation of the Investment Adviser and the Investment Adviser’s representation that it had no current plans to change the nature of services provided to the Fund. They considered information regarding the compensation arrangements of the portfolio managers. They considered information concerning the Investment Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, address the Investment Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Agreement.

Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. They considered information reflecting the Fund’s performance and the performance of the S&P 500 Index for the 10-month period ended October 31, 2014. They reviewed information concerning those portfolio holdings that contributed most to the Fund’s performance during that period and those portfolio holdings that contributed least to the Fund’s performance. They considered information about the Fund’s purchases and sales during the period. They also considered the Fund’s annualized performance compared to the performance of peer-group funds and the S&P 500 Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2014. They considered the source of the information and discussed the performance of the S&P 500 Index relative to the Fund’s performance. The Directors considered the Fund’s performance in light of information provided by the Investment Adviser concerning the performance of other advisory clients managed by the Investment Adviser for various periods through November 30, 2014. The Directors concluded that the Fund’s overall performance was satisfactory.

Fees. Next, the Directors examined the fee paid to the Investment Adviser under the Advisory Agreement and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, the peer-group funds. They reviewed information showing that the Fund’s expense ratio was 1.00% (after expense reimbursements) and that the average expense ratio for the peer-group funds was 1.28%. They considered the Investment Adviser’s obligation under the Advisory Agreement to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million. They reviewed information showing that the Investment Adviser received net advisory fees of 0.98%, for the year end December 31, 2013, and that this was within the range of advisory fees for the peer-group funds. The Directors also considered information regarding the fees charged by the Investment Adviser to its other advisory clients. Based on these and other

Sequoia Fund, Inc.

Approval of Advisory Agreement (Continued)

(Unaudited)

factors, the Directors determined that the fees charged by the Investment Adviser to the Fund under the Advisory Agreement were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the profitability of the Fund to the Investment Adviser. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions and other fees paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a registered broker-dealer that is an affiliate of the Investment Adviser. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Agreement.

Economies of Scale. The Directors considered information concerning economies of scale and whether the existing advisory fee paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The Directors determined that no modification of the existing advisory fee was necessary.

In light of the Fund’s performance, the Investment Adviser’s provision of advisory and other services, the reasonableness of the Fund’s advisory fee compared to the advisory fees of peer-group funds and other factors, the Directors concluded that the renewal of the Advisory Agreement and retention of the Investment Adviser under the terms of the Advisory Agreement (including at the advisory fee rate set forth in the Advisory Agreement) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Agreement.

Sequoia Fund, Inc.

Directors and Officers

(Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Interested Directors and Officers(3)

Robert D. Goldfarb, 70 9 West 57th Street New York, NY 10019	President & Director	36 Years	Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None

David M. Poppe, 50 9 West 57th Street New York, NY 10019	Executive Vice President & Director	11 Years	President & Director of Ruane, Cunniff & Goldfarb Inc.	None

Independent Directors

Vinod Ahooja, 63 9 West 57th Street New York, NY 10019	Director	Since December 8, 2014(4)	Retired	None

Edward Lazarus, 55 9 West 57th Street New York, NY 10019	Director	Since November 11, 2014	Executive Vice President and General Counsel of Tribune Media Co., and former Chief of Staff to the Chairman of the Federal Communications Commission	None

Roger Lowenstein, 60 9 West 57th Street New York, NY 10019	Director(5)	16 Years	Writer for Major Financial and News Publications	None

C. William Neuhauser, 88 9 West 57th Street New York, NY 10019	Director	40 Years	Retired	None

Sharon Osberg, 65 9 West 57th Street New York, NY 10019	Director – Chairperson of the Board(5)	11 Years	Retired	None

Robert L. Swiggett, 92 9 West 57th Street New York, NY 10019	Director	44 Years	Retired	None

Sequoia Fund, Inc.

Directors and Officers (Continued)

(Unaudited)

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Additional Officers

Todd G. Ruoff, 44 9 West 57th Street New York, NY 10019	Executive Vice President & Secretary	1 Year	Executive Vice President of Ruane, Cunniff & Goldfarb Inc.	None

Paul J. Greenberg, 52 9 West 57th Street New York, NY 10019	Treasurer	1 Year	Managing Director of BlackRock, Inc.	None

Michael Sloyer, 53 9 West 57th Street New York, NY 10019	Chief Compliance Officer	1 Year	General Counsel of Ruane, Cunniff & Goldfarb Inc.	None

Michael Valenti, 45 9 West 57th Street New York, NY 10019	Assistant Secretary	8 Years	Administrator of Ruane, Cunniff & Goldfarb Inc.	None

(1)	There are no other funds in the complex.
(2)	Directors serve until their resignation, removal or death.
(3)	Mr. Goldfarb and Mr. Poppe are “interested persons” of the Fund, as defined by the 1940 Act, based on their positions with Ruane, Cunniff & Goldfarb, Inc.
(4)	Vinod Ahooja previously served as a Director of the Fund for 12 years.
(5)	Effective January 1, 2015, Roger Lowenstein became the Chairperson of the Board.

Sequoia Fund, Inc.

Other Information

(Unaudited)

Results of Stockholder Meeting

A Special Meeting of the Stockholders of Sequoia Fund, Inc. was held on November 11, 2014. At the meeting, the stockholders were asked to consider and vote upon the election of three Directors of the Fund, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualified. A majority of the votes cast at the Meeting (at which a quorum was present), voted in favor of electing each of the three Directors. The results were as follows:

	Voted For	Voted Against	Abstained
David M. Poppe	19,449,058	447,016	149,465
Edward Lazarus	19,421,568	266,442	357,530
Sharon Osberg	19,497,363	220,694	327,482

Other Information

The Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information regarding the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund’s web site at
http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund’s web site at www.sequoiafund.com and use the ‘‘Shareholder Information’’ link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission’s web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

(800) 686-6884

Website: www.sequoiafund.com

Directors

Robert D. Goldfarb

David M. Poppe

Vinod Ahooja

Edward Lazarus

Roger Lowenstein*

C. William Neuhauser

Sharon Osberg, Chairperson of the Board*

Robert L. Swiggett

Officers
Robert D. Goldfarb	—	President
David M. Poppe	—	Executive Vice President
Todd G. Ruoff	—	Executive Vice President & Secretary
Paul J. Greenberg	—	Treasurer
Michael Sloyer	—	Chief Compliance Officer
Michael Valenti	—	Assistant Secretary

*Effective January 1, 2015, Roger Lowenstein became the Chairperson of the Board.

Investment Adviser

Ruane, Cunniff & Goldfarb Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

Distributor

Ruane, Cunniff & Goldfarb LLC

9 West 57th Street, Suite 5000

New York, New York 10019-2701

Custodian

The Bank of New York Mellon

MF Custody Administration Department

One Wall Street, 25th Floor

New York, New York 10286

Registrar and Transfer Agent

DST Systems, Inc.

P.O. Box 219477

Kansas City, Missouri 64121

Accounting Agent

BNY Mellon Investment

Services (US.) Inc.

4400 Computer Drive

Westborough, MA 01581

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the Funds website at www.sequoiafund.com

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,500 for 2013 and $30,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2013 and $4,000 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $26,500 for 2013 and $26,500 for 2014

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sequoia Fund, Inc.

By (Signature and Title)*	/s/ Robert D. Goldfarb
Robert D. Goldfarb, President and Principal Executive Officer
(principal executive officer)

Date	3/5/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert D. Goldfarb
Robert D. Goldfarb, President and Principal Executive Officer
(principal executive officer)

Date	3/5/2015

By (Signature and Title)*	/s/ Paul J. Greenberg
Paul J. Greenberg, Treasurer
(principal financial officer)

Date	3/5/2015

* Print the name and title of each signing officer under his or her signature.